Exhibit 32.1
Certification of Chief Executive Officer
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the Annual Report of Rocky Mountain Chocolate Factory, Inc. (the “Company”) on Form 10-K for the annual period ended February 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2007	By	/s/ Franklin E. Crail Franklin E. Crail, President, Chief Executive
Officer and Chairman of the Board of Directors